AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON NOVEMBER 13, 2003

                                      INVESTMENT COMPANY ACT FILE NO. 811-21466




                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                     [X]
                              AMENDMENT NO. __                              [ ]
                        (Check Appropriate Box or Boxes)


                  HYPERION COLLATERALIZED SECURITIES FUND, INC.
               (Exact Name of Registrant As Specified in Charter )

                   ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                             NEW YORK, NY 10006-1404
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: 1(800) Hyperion

                           CLIFFORD E. LAI, PRESIDENT
                  HYPERION COLLATERALIZED SECURITIES FUND, INC.
                   ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                             NEW YORK, NY 10006-1404
                     (Name and Address of Agent for Service)

                                 With copies to:

                                DAVID C. MAHAFFEY
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, shares of the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such shares will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investment in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any shares in the Registrant.

PRIVATE PLACEMENT MEMORANDUM                MEMORANDUM NO._________
November ____, 2003                         NAME OF OFFEREE______________

                  HYPERION COLLATERALIZED SECURITIES FUND, INC.

The Common Shares ("Shares") in Hyperion Collateralized Securities Fund, Inc. (the "Fund") are described in this Private Placement Memorandum ("Memorandum") and have not been and will not be registered under the Securities Act of 1933, as amended ("1933 Act"), or the securities laws of any of the States of the United States. The offering contemplated by this Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities which do not involve any public offering, and analogous exemptions under state securities laws.

This memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in the Fund in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Memorandum. Prospective investors should not rely on any information not contained in this Memorandum or the appendices hereto.

This Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient of the Shares of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund (including the Investor Application Form and this Memorandum), but subject to restrictions reasonably necessary to comply with federal or state securities laws, an Investor (and each employee, representative or other agent of the Investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its Shares and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor. Investing in the Shares of the Fund involves certain risks. See "Risk Factors" beginning on page __ of this Memorandum before buying any of these Shares. No assurance can be given that the Fund will achieve its investment objectives.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks
involved.   Neither  the  Securities  and  Exchange  Commission  nor  any  state securities commission has approved or disapproved the Fund's Shares or passed upon the adequacy of the disclosure in this Memorandum. Any representation to the contrary is a criminal offense. The SEC maintains a website at http://www.sec.gov that contains other information about the Fund.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                                 TABLE OF CONTENTS
MEMORANDUM SUMMARY..........................................................6
------------------
FEE TABLE...................................................................9
---------
THE FUND...................................................................10
--------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................10
-----------------------------------------------
         Investment Objective..............................................10
         --------------------
         Investment Policies...............................................10
         -------------------
         Description of Fund Investments...................................17
         -------------------------------
         Investment Restrictions...........................................22
         -----------------------
RISK FACTORS...............................................................24
------------
         Recently Organized................................................24
         ------------------
         High Risk, High Yield Securities..................................25
         --------------------------------
         Asset-Backed Securities...........................................25
         -----------------------
         Interest Rate Risk................................................26
         ------------------
         Inflation Risk....................................................26
         --------------
         Credit Risk.......................................................26
         -----------
         Prepayment Risk...................................................27
         ---------------
         Bond Market Risk..................................................28
         ----------------
         Economic Sector Risk..............................................28
         --------------------
         Restricted and Illiquid Securities................................28
         ----------------------------------
         Repurchase Agreements.............................................28
         ---------------------
         Lending of Securities.............................................29
         ---------------------
         Borrowing.........................................................29
         ---------
         Hedging Transactions..............................................30
         --------------------
         Subordinated Securities...........................................34
         -----------------------
         Non-Diversification...............................................35
         -------------------
         Dividends and Distributions.......................................35
         ---------------------------
         Portfolio Turnover................................................36
         ------------------
         Recent Developments...............................................36
         -------------------
MANAGEMENT OF THE FUND.....................................................36
----------------------
         Board of Directors................................................36
         ------------------
         Interested Person.................................................39
         -----------------
         Committees and Meetings...........................................39
         -----------------------
         Approval of Management Agreement..................................40
         --------------------------------
         Director Ownership................................................40
         ------------------
         Principal Shareholders............................................41
         ----------------------
         Compensation of Directors.........................................41
         -------------------------
         Advisor...........................................................43
         -------
         Management Agreement..............................................44
         --------------------
         Code of Ethics....................................................44
         --------------
         Administration and Subadministration..............................45
         ------------------------------------
DETERMINATION OF NET ASSET VALUE...........................................45
--------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................46
------------------------------------
REDEMPTIONS, DISCRETIONARY TENDER OFFERS AND REPURCHASE OFFERS.............47
--------------------------------------------------------------
CONVERSION TO OPEN-END STATUS..............................................49
-----------------------------
DIVIDEND REINVESTMENT PLAN.................................................49
--------------------------
TAXATION...................................................................50
--------
         Federal Income Tax Treatment of the Fund..........................50
         ----------------------------------------
         Federal Income Tax Treatment of Holders of Shares.................52
         -------------------------------------------------
         Backup Withholding................................................54
         ------------------
         Other Taxation....................................................54
         --------------
DESCRIPTION OF CAPITAL STOCK...............................................54
----------------------------
         General...........................................................54
         -------
         Shares............................................................54
         ------
         Voting............................................................55
         ------
         Anti-Takeover Provisions of the Articles of Incorporation and
                By-Laws....................................................55
         ---------------------------------------------------------------------
APPLICATION FOR SHARES.....................................................56
----------------------
LIMITED TRANSFERABILITY OF SHARES..........................................56
---------------------------------
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.........56
---------
REPORTS TO SHAREHOLDERS....................................................57
-----------------------
FURTHER INFORMATION........................................................57
-------------------
FINANCIAL STATEMENTS.......................................................58
--------------------
APPENDIX A LONG-TERM ISSUER CREDIT RATINGS.................................A-1
------------------------------------------
APPENDIX B FINANCIAL STATEMENTS............................................B-1
-------------------------------

                               MEMORANDUM SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Memorandum. Investors should carefully consider the information set forth under the heading "Risk Factors" in this Memorandum Summary.

THE FUND                   Hyperion Collateralized Securities Fund (the "Fund") is a non-diversified closed-end management investment company.  See "The Fund and Investment Objective, Policies and
                           Restrictions."

PRIVATE                    The Fund is offering its Shares for a five year offering period.  Investors
OFFERING                   may subscribe to purchase Shares during the offering period by completing the Subscription Agreement and Investor Qualification
                           Statement.  Payment for Shares being subscribed for will be made in accordance with the instructions set forth in the Subscription Agreement and the Trade Payment
                           Authorization Form.  Shares may be purchased at an offering price of $10.00 per share on the first day of the offering period and at the then current net asset value for the remainder of the offering period.

                           Both initial and additional applications for Shares by eligible investors may be accepted at such times as the Fund may determine, generally monthly, subject to the receipt of cleared funds on or before the acceptance date set by the Fund.  The Fund reserves the right to reject any application for Shares in the Fund.  See "Application for Shares."

INVESTMENT                The Fund's investment objective is to provide high income by
OBJECTIVE                 investing predominantly in asset-backed securities ("ABS") and mortgage-
AND POLICIES              backed securities ("MBS"). No assurance can be given that the Fund's objective will be achieved. See
                          "Investment Objective, Policies and Restrictions."

                           The Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in ABS and MBS as described in the
                           Memorandum.  See "Description of Fund Investments."  The remainder of the Fund's assets will be invested in U.S. government securities, other short-term instruments or cash.  The Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality.  The Fund reserves the right to invest without limitation in money market instruments for temporary defensive purposes.

FUND                       Hyperion Capital Management, Inc. (the "Advisor") will act as the Fund's
MANAGEMENT                 investment advisor and administrator. The Fund will pay the Advisor a
AND                        monthly fee at an annual rate of 0.425% of the average monthly net asset
ESTIMATED                  value of the Fund for the Fund's first two
EXPENSES                   fiscal years and 0.40% for all subsequent years.
                           This monthly fee will include all expenses, except interest expenses and extraordinary items.  Estimated organizational expenses of $71,500 will be charged to capital in the first two years.  See "Fee Table" and "Management of the Fund."

                           State Street Bank and Trust will act as sub-administrator (the "Sub-Administrator") of the Fund and will be paid by the Advisor. See "Management of the Fund."

DISTRIBUTIONS              The Fund intends to distribute quarterly all or substantially all of its net investment income to holders of the Fund's Shares. It is expected that the initial dividend on the Fund's Shares will be declared to holders of the Fund's Shares on the
                           1st day of the fiscal quarter which follows the first fiscal quarter in which an investor (other than the Advisor or an affiliate of the Advisor) becomes a holder of the Fund's Shares. The initial dividend will then be paid on the 15th day of such quarter. Thereafter, holders of the Fund's Shares on the 1st day of a fiscal quarter of the Fund will become entitled to distributions made on the 15th day of each fiscal quarter. See "Taxation."

REPURCHASES                Beginning eighteen months after the Fund commences operations, the Board of Directors of the Fund may, in its sole discretion and from time to time, consider share repurchases pursuant to the rules of the Securities and Exchange Commission which permit discretionary tender offers and repurchase offers. There can be no assurance that the Fund will in fact redeem any of its Shares. See "Redemptions, Discretionary
                           Tender Offers and Repurchase Offers."

RISK FACTORS               See "Risk Factors" in the Memorandum in addition to the following discussion.

                           Investment in the Fund involves special considerations, as the Fund is a closed-end investment company which invests principally in investment grade and non-investment grade ABS and MBS. The Fund is intended to be for investors who seek a long-term investment.

                           Non-diversification. An investment in the Fund's Shares cannot be considered a complete investment program. Because the Fund's investment portfolio will be non-diversified, the shares may be subject to greater risk than the shares of a closed-end investment company whose portfolio is diversified.

                           ABS and MBS. The Fund will invest primarily in ABS and MBS. Investors should consider the risks associated with investing in ABS, MBS and other mortgage-related securities which may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property or charged-off receivables.  In addition, some of the securities will be rated below investment grade. Securities rated below investment grade also present additional risks which are discussed below.

                           Investing in High Risk, High Yield Securities. Investors should recognize that below investment grade ABS, MBS and other securities in which the Fund will invest (not to exceed 20% of the Fund's total assets at the time of investment), have speculative characteristics and are referred to as high risk, high yield securities. The prices of lower credit quality securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. An economic downturn, or of a period of rising interest rates, for example, could cause a decline in the price of lower credit quality securities because recessionary conditions could lessen the ability of obligors to make principal and interest payments. In such event, existing credit supports may be insufficient to protect loss of principal.

                           Illiquid Securities. The Fund may invest in securities such as ABS and MBS that may lack an established secondary trading market or are otherwise considered illiquid.
                           Liquidity of a security refers to the ability to easily dispose of securities and the difference between the asking price and the selling price, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. The ABS,
                           MBS and other securities which the Fund intends to acquire may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer and the small size of the issue
                           (relative to the issues of comparable interests). There is no limit on the percentage of the Fund's assets that may be invested in illiquid securities.

                           Borrowing. The Fund may borrow from banks or through repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. The Fund will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Fund may invest in securities with borrowed money which lose value, thereby increasing the amount of loss incurred by an investor. In times of volatile markets, a sudden drop in the value of the assets of the Fund may cause the Fund to violate agreed upon credit maintenance ratios. This could result in the Fund assigning more collateral or a default under such loan agreements causing an early call of a loan and/or the payment of penalties to the lender.  This would result in a loss of income and/or principal to investors in the
                           Fund.

                           Other Investment Management Techniques. The Fund may use various other investment management techniques that also involve special considerations including engaging in hedging transactions (when available and cost efficient) used to affect the Fund's average duration of securities in which it invests and entering into repurchase agreements.

TRANSFER                   Shares of the Fund may be transferred only by (i) operation of law
RESTRICTIONS               pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Advisor, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership.  The foregoing permitted transferees will not be allowed to become substituted shareholders without the consent of the Fund's Board of Directors, which may be withheld in its sole and absolute discretion.  See "Limited Transferability of Shares."

                                    FEE TABLE

     The following Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

Estimated Annual Fund Expenses for the Fund's Current Fiscal Year
 (as a percentage of net assets attributable to Shares)

 Investment Advisory Fees* ...................................0.425%**

 Interest Payments on Borrowed Funds..........................0.780%
                                                              ------

        Total Annual Fund Operating Expenses                  1.205%
                                                              ======

        *  See "Management of the Fund."

        ** Advisory Fees will be 0.40% for the third and all subsequent fiscal years.

     If the Fund incurs actual total operating expenses (excluding extraordinary items and interest payments on borrowed funds) in excess of 0.40% of the Fund's average daily net assets in any year (0.425% in the first and second fiscal year), such excess will be paid by the Advisor and will not be charged to the Fund or its shareholders.

Example:

                                                                Cumulative Expenses Paid for the Period of:
                                                                   1 Year       3 Years      5 Years  10 Years
                                                                -----------  -----------  ----------- --------
                 An investor would pay the following expenses
                 on a $1,000 investment, assuming a 5% annual
                 return throughout the periods..............         $12          $37          $64         $141

     The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an annual expense ratio of 1.205%. The table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all investment companies. The Example should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

                                    THE FUND

     The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on November 4, 2003 and is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). As a recently-organized entity, the Fund has no operating history. The Fund's principal office is located at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.

     The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can make the management of liquidity more difficult. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

     The Fund's primary investment objective is to provide high income by predominantly investing in ABS and MBS. The Fund's objective is fundamental and cannot be changed without the approval of the holders of a majority of outstanding Shares. A "majority of the outstanding" means (1) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or (2) more than 50% of the Shares, whichever is less.

Investment Policies

     The Fund will seek to achieve its objective by investing, under normal market conditions, 80% of its total assets in ABS and MBS as described below. The remainder of the Fund's assets will be invested in U.S. government securities, other short-term instruments or cash. Under normal market conditions, the Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. The Fund reserves the right to invest without limitation in money market instruments for temporary defensive purposes.

     If current market conditions persist, the Fund expects its initial portfolio composition, once it is fully invested, to be approximately invested in ABS and MBS as summarized in the table below:

                                                              % of Total Assets

                  Sub-Prime Home Equity Loans(HEL) ABS                 35%
                  Credit Linked Notes                                  20%
                  Net Interest Margin Securities                       15%
                  Credit Card ABS                                      10%
                  Manufactured Housing ABS                             10%
                  Franchise ABS                                         5%
                  Collateralized Bond and Debt Obligations              5%
                                                                      ----
                                                                      100%

     The actual portfolio composition at any point in time will reflect the Advisor's assessment of market conditions and relative value between classes of assets and individual securities.

     Credit Quality. The Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are those that are (1) issued or guaranteed by the U.S. government or any agency or instrumentality thereof, (2) rated within the four highest investment grades by at least one rating agency (Baa3 or BBB- or better by Moody's, S&P or Fitch) or (3) unrated but judged to be of comparable quality by the Advisor. The Fund may invest up to 20% of its total assets in securities that at the time of investment are below investment grade quality, including securities rated Ba, BB or B by Moody's, S&P or Fitch, or securities that are unrated. Securities of non-investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" and "high risk high yield bonds." The Fund may invest up to 5% of total assets in unrated MBS that represent the lowest tier of subordination from the cash flows of a pool of mortgage loans and that are considered to be of credit quality below securities rated "B." The Fund will not invest in securities that at the time of purchase are in default.

     These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Advisor downgrades its assessment of that security. In determining whether to retain or sell a security that a rating agency or the Advisor has downgraded, the Advisor may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other ratings agencies.

     Please refer to the Appendix to this Memorandum for more information in connection with Moody's, S&P's and Fitch's ratings of bonds.

     Investment Process. In determining which ABS and MBS the Fund will purchase, the Advisor will consider, among other factors, the following: an analysis of the business model for originating, servicing and selling of the underlying financing, the creditworthiness of the borrowers, characteristics of the underlying loans and the characteristics of the underlying assets. Other factors may be considered, such as the current and projected economic conditions, the competitiveness in the pertinent market, geographical or regional considerations, deal structure, credit enhancement size and mechanism, the historic performance of the originator and the servicer as well as structural participants such as trustees and back-up or master servicers. In addition to examining the characteristics of the investments as indicated above, the Advisor's disciplined approach to investments for the Fund's portfolio will include considerable interaction with rating agencies, servicers and special servicers, and conducting its own due diligence. The Advisor will also make sector allocation decisions by examining relative value and available opportunities.

     The Fund may invest its assets without limitation in (i) cash, (ii) short-term, investment-grade debt obligations or money market instruments or
(iii) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities for the following cash management reasons: (1) liquidation of Fund assets and pending reinvestment of the proceeds in accordance with the Fund's investment objective and policies; (2) to pay distributions to shareholders and operating expenses; and (3) to meet its obligations under any tender offer or share repurchase offers. In addition, the Fund may take a temporary defensive posture and invest without limitation in the securities listed above at such times as the Advisor, in its sole discretion, believes that it is in the best interest of the Fund's shareholders to assume such a defensive posture. To the extent that the Fund invests in such instruments, it may not achieve its investment objective.

     Prepayment Characteristics. Under normal market conditions, the Fund will attempt to reduce portfolio prepayment risk by investing in ABS and MBS, whose returns may be enhanced by faster prepayments, and also by investing in ABS and MBS, whose returns may be enhanced by slower prepayments.

     Use of Leverage. The Fund intends to utilize leverage representing not more than 33 1/3% of the Fund's total assets. The Fund will borrow funds primarily using reverse repurchase agreements, although it may use other sources of borrowing if these are deemed advantageous to shareholders. Based on the Advisor's assessment of market conditions, the Advisor may increase or decrease the amount of leverage used.

     The Advisor believes that under normal market conditions for a portfolio with a substantial allocation to investment grade MBS and ABS, reverse repurchase agreements provide a low cost form of financing. A reverse repurchase agreement is a form of collateralized borrowing. Under a reverse repurchase agreement, the Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest to an agreed-upon maturity date. To collateralize the borrowing, the Fund places liquid high grade securities having a value not less than the borrowed amount in a segregated account with the custodian of the counterparty. The collateral's market value is re-evaluated daily, and the borrowing is subject to minimum margin requirements, such that the Fund may be required to post additional collateral with the counterparty if the market value of collateral falls below an agreed-upon amount in relation to the amount of the borrowing. Any cash flows on the collateral accrue to the benefit of the Fund.

     Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

     Assuming that the Fund's borrowings will represent approximately 33 1/3% of the Fund's total assets and pay interest set by a reverse repurchase agreement at an annual average rate of 1.57% of the amount borrowed, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.52% in order to cover such interest payments and other expenses specifically related to the borrowings. Of course, these numbers are merely estimates, used for illustration. Actual borrowing costs may vary frequently and may be significantly higher or lower than the rate estimated above.

     Subject to the asset coverage rules, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

     Leverage Risks. The use of leverage is a speculative investment technique and involves certain risks to shareholders. These include the possibility of higher volatility of the net asset value and market price of the Shares.

     As long as the rate of return on the assets purchased with the proceeds of leverage exceeds the net cost of borrowings, including the effects of any associated hedges, the investment of the proceeds of the leverage will generate more return than will be needed to offset such borrowing costs. If so, the excess will be available to pay higher dividends to shareholders. If, however, the net cost of borrowings, including the effects of any associated hedges, exceeds the rate of return on the assets purchased with the proceeds of leverage, the return to shareholders will be less than if the Fund had not leveraged.

     To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss to the Fund. In addition, such prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of the swap could result in a termination payment by the Fund. See "Interest Rate Transactions" below and "Risk Factors" for more information.

     Hedging Transactions. The Fund may also employ various hedging techniques ("Hedging Transactions") that will affect the Fund's average duration. (See "Risk Factors - Hedging Transactions.") In addition, the Fund may use various techniques and investments to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques and investments may involve derivative transactions such as buying and selling options and futures contracts and selling securities short. The Fund may use these practices to adjust the risk and return characteristics of the Fund's portfolio. However, these techniques or investments may result in a loss, regardless of whether the intent was to reduce risk or increase return, with unexpected changes in market conditions or if the counterparty to the transaction does not perform as promised. In addition, these techniques or investments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

     Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further, Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best interest of shareholders. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction.

     Interest Rate Transactions. The Fund may, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time.

     Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The use of interest rate swaps or other hedging instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps could enhance or decrease the Fund's net income. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the rate of payment on the interest rate swap, this will reduce the performance of the Fund. If, on the other hand, short-term interest rates are higher than the Fund's rate of payment on the interest rate swap, this will enhance the performance of the Fund.

     The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     Because these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Advisor and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess that satisfies the requirements of the 1940 Act will be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps and floors that are written by the Fund.

     The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Advisor to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The Fund's use of interest rate swaps could increase or decrease, with a corresponding impact on the net asset value of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund's net asset value. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could adversely affect the performance of the Shares. See "Risk Factors" for more information.

     Futures Contracts and Related Options. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

     Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund. At the time the Fund enters into a futures contract or options transaction, a segregated account consisting of cash or liquid securities equal to the net amount of the excess, if any, of the Fund's obligations over its entitlements that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian.

     Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide Hedging Transactions or be undertaken incidental to the Fund's activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Advisor reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

     Eurodollar Futures Contracts and Options on Futures Contracts. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

     When-Issued and Forward Commitment Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow.
When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when- issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Description of Fund Investments

         Asset-Backed Securities.

     Sub-Prime Home Equity Loans ("HEL"). The sub-prime HEL ABS sector is primarily backed by first lien mortgage loans to borrowers with less than prime credit ratings. The mortgage loans are collateralized by single-family residences. Borrowers with less than prime credit ratings typically have FICO (Fair, Issacs & Co.) scores that are lower than agency guidelines. Lower FICO scores have been associated with higher default rates. The securities are protected by higher levels of credit, including mortgage insurance, than are securities backed by borrowers with higher credit scores. Sub-prime HEL ABS may show more deterioration in a weaker economy, characterized by lower home price appreciation or higher unemployement, than securities backed by stronger borrowers.

     Net Interest Margin Securities ("NIMS"). NIMs are notes that are payable from and secured by excess cash flow that is generated by MBS or HEL backed securities, after paying the debt service, expenses and fees on such securities. The excess cash flow represents all or a portion of a residual ("Residual") that is generally retained by the originator of the MBS or HELs. Because the Residual is illiquid, the originator will monetize the position by securitizing the Residual and issuing a NIM, usually in the form of a note that is backed by the excess cash flow generated in the underlying securitization. In other words, a NIM represents the securitization of the excess cash flow (or excess stream of income) in a senior security backed by a pool of mortgages or HELs. NIMs may be more sensitive to increases in interest rates and a weaker economy than the underlying ABS or MBS securities.

     Manufactured Housing ("MH"). MH ABS are backed by loans or mortgages on manufactured homes or the manufactured homes and the associated land lot. The obligor base is generally weaker in terms of credit quality than borrowers in agency mortgage programs. Manufactured homes generally depreciate over time, and as such they do not appreciate as single-family homes appreciate. The lack of appreciation generally has the impact or reducing the equity in the home over time. The manufactured housing industry has deteriorated, and over the last two years, two of the major originators have filed for Bankruptcy protection under Chapter 11. MH ABS will be sensitive to among other things, a weaker economy, high levels of repossession or new home shipments, the overall level of repossessed inventory and financing terms on new units. This sector is currently distressed.

     Credit Card ("CC"). CC ABS are backed by the right to collect an unsecured receivable. The CC ABS are typically issued by finance companies and banks. The pool of receivables is structured as a revolving Master Trust, and as receivables pay-off, new receivables are used to replace them. The seller retains a percentage interest in the Master Trust to absorb fluctuations in the level of receivables. As unsecured revolving lines, CC ABS are sensitive to the levels of debt charged-off and the level of bankruptcy filings as well as the health of the overall economy and the level of interest rates.

     Auto. Auto ABS are collateralized by loans or leases on automobiles (typically new). The issuers are typically captive auto finance companies (GM, Daimler-Chrysler, Ford), finance companies, banks, commercial banks or investment banks. Auto ABS rely on the ability of the borrower to repay the loan or lease, the resale value of the automobile in the event of repossession, or the residual value of the automobile at the end of the lease term, in the case of leases. Auto ABS will be affected by the strength or weakness of the economy, including the level of interest rates, employment and the value of used automobiles as well as industry supply and demand for new and used cars.

     Franchise. Franchise ABS are collateralized by the property, equipment or the business value of branded quick service restaurants ("QSR") or convenience and gas ("C & G") station units. The franchise industry is impacted on the restaurant side by the level of the economy including wages, interest rates, as well as the popularity of fast food chains, competition in the QSR sector, real estate values and the American preference for fast foods generally. C & G units are affected by the general economy, the real estate market, competition, brand and oil prices. The sector is currently distressed based on limited recovery values and high default rates.

     Aircraft. Pooled Aircraft ABS are collateralized by the right to lease payments on commercial airliners. Lessee airlines, both domestic and foreign, commit to lease terms and make payments which are then remitted to the trust. Since the events of September 11th, there have been declines in air traffic, passenger demand and airfares, as well as orders for new planes. More specifically many airlines have reduced their fleet, predominantly older or outmoded aircraft. As a result, lease rates on commercial aircraft (particularly older aircraft or those not currently produced) have suffered. As such, when a lease expires or a leasee default, the resulting lease rate on a subsequent lease is lower. This sector is currently distressed.

     Collateralized Bond and Collateralized Debt Obligations ("CDOs"). CDOs entitle the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the CDOs) on the credit exposure to or cash flow from a portfolio consisting primarily of (i) commercial and industrial bank loans or corporate debt securities, (ii) ABS, REIT Debt Securities and CDOs or (iii) a combination of the foregoing. CDOs backed by bank loans and commercial debt securities generally have the following characteristics: (1) the bank loans and the debt securities have varying contractual maturities; (2) the bank loans and the debt securities are obligations of a relatively limited number of obligors or issuers and accordingly may represent a relatively undiversified pool of obligor credit risk; (3) repayment thereof can vary substantially from the contractual payment schedule (if any), with early prepayment of individual bank loans or debt securities depending on numerous factors specific to the particular issuers or obligors and upon whether, in the case of bank loans or debt securities bearing interest at a fixed rate, such loans or securities include an effective prepayment premium; and (4) proceeds from such repayments or from sales of portfolio securities, can for a limited period and subject to compliance with certain eligibility criteria, be reinvested, at the direction of a collateral manager, in additional bank loans or debt securities.

         Mortgage-Backed Securities.

     Agency Mortgage Pass-through Certificates. The agency mortgage pass-through certificates in which the Fund will invest include those issued or guaranteed by the Government National Mortgage Association ("GNMA", or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA", or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC", or "Freddie Mac").

     These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders.

     GNMA is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to payment of all amounts that may be required to be paid under GNMA's guaranty. FNMA and FHLMC are federally chartered and privately owned corporations created pursuant to the Federal National Mortgage Association Charter Act of 1938 and the Emergency Home Finance Act of 1970, respectively. The obligations of FNMA and FHLMC are obligations solely of those respective corporations, and are not backed by the full faith and credit of the U.S. government.

     Agency Collateralized Mortgage Obligations ("Agency CMOs"). Agency CMOs are debt obligations issued by GNMA, FNMA or FHLMC. CMOs, which may be Agency or Non-Agency, are backed by mortgage pass-through securities (discussed above) and are evidenced by a series of bonds or certificates issued in multiple "classes." The principal and interest on the underlying mortgage assets may be allocated among the several classes of a series of CMOs in many ways.

     In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMO may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying mortgage pass-through securities may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates.

     The principal of and interest on the underlying mortgage pass-through securities may be allocated among the several classes of a CMO in many ways. As a result of this allocation process, certain classes of a CMO may have more predictable cash flows, while the cash flows of other classes may be less predictable. CMO classes with less predictable cash flows will generally exhibit more volatile market prices and yields.

     Agency CMOs issued after 1991 have generally elected to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

     Non-Agency RMBS. Non-Agency RMBS are debt obligations issued by private originators or investors in residential mortgage loans. Non-Agency RMBS generally are issued as CMOs, and are backed by pools of whole mortgage loans or by mortgage pass-through certificates. Under normal market conditions, the Fund will invest to a large degree in subordinated Non-Agency RMBS.

     Non-Agency RMBS generally are securitized in senior/subordinated structures, or structured with one or more of the types of credit enhancement described below under "Credit Support." In senior/subordinated structures, the senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors, who assume the first losses if there are defaults on the underlying loans.

     Commercial MBS ("CMBS"). CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties, hotels and motels, nursing homes, and medical facilities. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics. Under normal market conditions, the Fund will invest to a significant degree in subordinated CMBS.

     Commercial mortgage loans are sometimes non-amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital.

     Unlike most single family residential mortgages, commercial real estate loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.

     CMBS have been issued in public and private transactions by a variety of public and private issuers. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

     Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees,
additional       subordinated        securities,        cross-collateralization,
over-collateralization and the equity in the underlying properties.

     Credit Linked Notes ("CLNs"). Credit Linked Notes are securities collateralized by a Financial Guaranty Contract ("FGC"). The FGC in effect provides payment to bondholders in the form of a premium over LIBOR, in exchange for credit risk on a reference pool. The reference pool may be a pool of MBS loans.

     The transaction's principal payment rules are designed to be similar to the standard "shifting interest" structure employed in fixed-rate jumbo residential mortgage securitizations. Accordingly, the offered securities will not receive amounts with respect to unscheduled principal payments (see below) for the first five years. Thereafter, they will share in a percentage of amounts with respect to unscheduled principal payments that increase over the following five years. Scheduled principal payments are allocated between the senior Class A interests and the subordinate Class B interests, except that the most subordinate Class B will not receive any principal allocations for as long as the amounts of all other Class B interests have not been reduced to zero. Absent credit losses, the structure will de-lever the offered securities and increase credit enhancement over time.

     Unlike traditional mortgage-backed securitizations, the actual cash flow from the reference portfolio is not paid to the holders of the offered securities. Rather, the issuer is capitalized with the proceeds from the issuance of the offered securities, which will be invested in eligible investments. Interest payable to the holders of the offered securities will be paid from the income earned on the eligible investments and payments from the protected party under the FGC. (A forward delivery agreement eliminates any basis risk on the eligible investments). Principal allocable to the Class A and Class B interests each month will be based on principal paid or otherwise received on the reference portfolio over a one month period ending on the first day of the month prior to the month in which principal is allocated or, with respect to principal so allocable as a result of the sale or removal of mortgage loans from the reference portfolio, over the one month period prior to such month.

     The FGC will require the issuer to reimburse the protected party for realized losses on the reference portfolio on each month prior to the allocation of principal to the Class A and Class B interests. Realized losses paid under the FGC will be allocated to the Class A and Class B interests in reverse order of payment priority until their principal balances have either been reduced to zero or are fully impaired.

     Credit Support. Many of the Non-Agency RMBS, CMBS and ABS in which the Fund will invest are issued in a senior/subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors.

     In senior/subordinated structures, Non-Agency RMBS, CMBS and ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

         Other Securities.

     U.S. Government Securities. U.S. government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Obligations of agencies and instrumentalities of the U.S. government often are not backed by the full faith and credit of the U.S. government.

     New Types of Instruments. Investors should note that new types of ABS, MBS and hedging instruments in which the Fund may invest are developed and marketed from time-to-time and that, consistent with its investment restrictions, the Fund expects to invest in those securities and instruments that the Advisor believes may assist the Fund in achieving its investment objectives and that the Board of Directors deems appropriate and in the best interests of shareholders. Investments in these securities and instruments will be disclosed to shareholders in the Fund's annual, semi-annual and other reports.

Investment Restrictions

     Fundamental Investment Restrictions. The Fund's investment objectives and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding Shares, which means the lesser of (a) more than 50% of the outstanding Shares or (b) 67% or more of the Shares represented at a meeting where more than 50% of the outstanding Shares are represented. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

         Diversification

     The Fund may not, with respect to 50% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

     The Fund may not invest 25% or more of the value of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

     For purposes of these restrictions, the Fund generally treats each pool of assets backing an issue of MBS or ABS as the issuer, rather than the sponsor or depositor of the pool.

         Concentration of Securities

     The  Fund  will  concentrate  its  investments   (more  than  25%)  in  the
residential property and consumer finance industries.

         Leverage and Senior Indebtedness

     The Fund may not issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund's total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in SEC Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps maintained in accordance with the guidelines in SEC Rel. 10666 will not be treated as senior securities.

     The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by the restriction above. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply with the guidelines in SEC Rel. 10666, including the collateral requirements.

         Securities Lending

     The Fund may not make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objectives and policies and investment restrictions or the temporary investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund's total assets (including such loans).

         Underwriting

     The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own Shares the Fund may be deemed to be an underwriter.

         Other Fundamental Investment Restrictions

     The Fund may not invest for the purpose of exercising control over management of any company.

     The Fund may not purchase real estate or interests therein other than MBS, ABS and similar instruments.

     The Fund may not purchase or sell commodities or commodity contracts except for hedging purposes.

     The Fund may not, except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund's total assets and the Fund's aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

     The Fund may not invest in securities of other investment companies, except that the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets but in no event to an extent not permitted by Section 12(d) of the 1940 Act.

     The Fund may not invest in ABS where the underlying assets are non-dollar denominated Commercial Mortgage Loans.

     The Fund may not invest in any security that would cause any investor in the Fund to be required to make a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                                  RISK FACTORS

     An investment in the Fund is subject to a number of risks and special considerations. The net asset value of the Fund's Shares will fluctuate with and be affected by, among other things, credit risk, interest rate risk, bond market risk, prepayment risk, leverage risk and risks associated with interest rate swaps and other hedging transactions. In addition, an investment in Shares will be subject to discount risk, economic sector risk and inflation risk. Each of these risks is more fully described below.

Recently Organized

     The Fund is a recently organized, non-diversified, closed-end management investment company and has no operating history.

High Risk, High Yield Securities

     Generally, lower rated or unrated (high risk, high yield) securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers, servicers or originators of such securities, or the underlying collateral. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative investments. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

     While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions including, unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     In general, the ratings of the rating agencies represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Advisor to evaluate potential investments.

     In order to calculate the average credit quality of the Fund, the Fund will assign sequential numbers to each of the 7 rating categories from AAA (Aaa) to Unrated, with the interim categories of + (1) or - (3) resulting in a +0.3 or -0.3, respectively. The value of each instrument will be multiplied by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol. All securities rated less than B-, shall have the same rating number.

Asset-Backed Securities

     Investments in ABS involve the credit risk of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property, or the liquidation or charge-off of a receivable. These risks include the risks inherent in the assets which collateralize the ABS. The factors contributing to these risks include the effects of general and local economic conditions on asset values, the conditions of specific industry segments, the ability of the obligors to make payments including such factor as the level of personal income and the unemployment rate. As well, investments in ABS rely, to some extent, on the representations and warranties of the seller. In some cases, seller fraud can occur and there can be no assurance that the seller has adequate resources to compensate investors for their losses.

     In general, when losses occur on the underlying assets included in an ABS, the loss will be first absorbed by the equity, if any, in the related asset, then by any excess spread, overcollateralization and then by the "first loss" subordinated security holder to the extent of its principal balance. Because the Fund intends to invest in both senior classes and subordinated classes of ABS, , any debt classes junior to those in which the Fund invests will bear losses prior to the Fund. However, there can be no assurance that the Fund will be able to recover all of its investments in the securities it purchases.

Interest Rate Risk

     Interest rate risk is the risk that debt securities may decline in value as interest rates rise. Generally, fixed-rate MBS or ABS may decrease in value when interest rates rise and increase in value when interest rates fall. Generally, floating rate securities are not sensitive to interest rates in the same manner. Floating rate MBS and ABS will generally retain their value as interest rates rise and fall, except to the extent that rising or falling interest rates impact yield spread. A majority of the Fund's securities are expected to be floating rate, and to the extent the Fund is invested in floating-rate securities, the value of the Fund will be less affected by changes in market value driven by interest rates alone. Changes in interest rates may impact the overall economy and therefore result in changes to yield spreads.

     To the extent the Fund holds fixed rate securities, the values of the longer-term bonds fluctuate more in response to changes in interest rates than do the values of shorter-term bonds. Conversely, the values of the non-investment grade fixed-rate bonds are less likely than those of investment grade bonds to fluctuate inversely with changes in interest rates. The Fund's use of leverage, as described below, will tend to increase the interest rate risk of the Fund's shares.

Inflation Risk

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline.


Credit Risk

     Credit risk is the risk that one or more securities in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The Fund will invest at least 80% of its total assets in investment grade quality securities (1) issued or guaranteed by the U.S. government or any agency or instrumentality thereof, (2) rated BBB- or Baa3 or higher by at least one rating agency or (3) unrated but judged to be of comparable quality by the Advisor. The Fund may invest up to 20% of its total assets in securities that are rated BB, Ba or B or are unrated. The Fund may invest up to 5% of total assets in unrated MBS that represent the lowest tier of subordination from the cash flows of a pool of mortgage loans and that are considered to be of credit quality below securities rated "B." The Fund will not invest in securities that at the time of purchase are in default.

     Under normal market conditions, the Fund will invest to a significant degree in subordinated classes of MBS, including Non-Agency RMBS and CMBS, and may invest in subordinated classes of ABS. Subordinated classes of MBS and ABS are entitled to receive repayment of principal only after all such required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater degree of non-payment than are senior classes or MBS guaranteed by an agency or instrumentality of the U.S. government. In addition, in certain market conditions, the market for subordinated classes of MBS may not be as liquid as for other fixed income securities.

     In general, lower rated MBS carry a greater degree of risks associated with negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than higher grade MBS. Accordingly, the prices of these lower grade bonds are more sensitive to negative developments than are the prices of higher grade securities. Bonds of below investment grade quality are predominantly speculative with respect to the issuer's or pool's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Prepayment Risk

     The investment characteristics of MBS and real estate-related ABS differ from those of traditional debt securities. The major differences include the fact that, on certain MBS and real estate related ABS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.

     In periods of declining mortgage interest rates, prepayments on MBS and real estate-related ABS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the securities that were prepaid. Such securities may decrease more in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     In general, changes in both prepayment rates and interest rates will change the total return of MBS and real estate related ABS. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities, even if the securities have been assigned the highest rating by a ratings agency or are issued or guaranteed by the U.S. government or one if its agencies or instrumentalities. The Fund may use hedging techniques to attempt to mitigate this risk.

     Unlike most single family residential mortgages, commercial real estate mortgages often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     Under normal market conditions, the Fund will attempt to reduce portfolio prepayment risk by investing in MBS, such as certain Non-Agency RMBS, whose returns may be enhanced by faster prepayments, and also investing in MBS, such as certain Agency MBS, whose returns may be enhanced by slower prepayments.


Bond Market Risk


     The value of debt securities tend to fall as interest rates rise. In addition, such securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund's net asset value.

     Investing in MBS and ABS involves certain risks. The yield spreads of the Fund's securities, or yield differentials between the Fund's securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund's assets to underperform Treasury and Agency securities. The amount of public information available about the MBS and ABS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Advisor than if the Fund were a stock fund or corporate bond fund. The secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.


Economic Sector Risk

     Under normal market conditions, the Fund will be fully invested in Agency MBS, Non-Agency RMBS, CMBS and ABS. The Fund will invest primarily in debt instruments secured by interests in real estate. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences that affect real estate, and may increase the potential for fluctuation in the net asset value of the Fund's Shares.

Restricted and Illiquid Securities

     Liquidity relates to the ability of the Fund to readily dispose of securities and the price to be paid therefor, but does not relate to credit risk or the likelihood of receipt of cash at maturity. Illiquid securities are subject  to  legal  or  contractual  restrictions  on  disposition  or  lack  an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. If it qualifies, the Fund may purchase certain restricted securities eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act or restricted securities eligible for sale to institutional accredited investors under Regulation D under the 1933 Act.

Repurchase Agreements

     The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities arc acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Advisor ("Qualified Institutions"). The Advisor will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Lending of Securities

     The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 % of the value of the Fund's total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

Borrowing

     The Fund may borrow from banks or through repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. The Fund will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Fund may invest in securities with borrowed money which lose value, thereby increasing the amount of loss incurred by an investor. In times of volatile markets, a sudden drop in the value of the assets of the Fund may cause the Fund to violate agreed upon credit maintenance ratios. This could result in a default under such loan agreements causing an early call of a loan and/or the payment of penalties to the lender; thereby causing a loss of income and/or principal to investors in the Fund. The Fund will only borrow when the Advisor believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.

Hedging Transactions

     The Fund may, but will not be obligated to, enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors, to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging transactions may also be used to protect any unrealized gains in the value of the Fund's portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular hedging transaction is a function of the overall strategy adopted by the Fund and market conditions. Further hedging transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best interest of investors in the Fund. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a hedging transaction. The Fund intends to use these transactions as a hedge against market fluctuations and to manage the duration of the Fund's investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.

     The Fund may employ a variety of hedging transactions as described below and there can be no assurance that any such transaction used will succeed. The principal risks relating to the use of hedging transactions are: (a) possible imperfect correlation between changes in the value of the hedging instrument and the changes in the market value of the underlying securities; (b) possible lack of a liquid secondary market for closing out or offsetting a hedging position;
(c) losses on hedging positions resulting from general movements in securities prices or interest rate movements not anticipated by the Advisor, and (d) the possibility that the Fund could be obligated to pay variation margin on a hedging position at a time when it would be disadvantageous to do so. While the use of hedging transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Advisor is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

     Calls and Puts on Securities and Related Options. The Fund may engage in various put and call transactions. The Fund may hedge through the use of call options ("calls") on U.S. Treasury securities and CMBS that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be "covered" while the call is outstanding (Le., the seller owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are "cash settled" (i.e., the seller pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.

     The Fund may hedge through the use of put options ("puts") that relate to U.S. Treasury securities and CMBS (whether or not it holds such securities in its portfolio) or on indices of securities. The Fund may purchase puts on these securities and may also sell puts on these securities or indices if such puts are secured by segregated liquid assets. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to be segregated liquid assets. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

     A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option but to sell the underlying security, such potential option purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying securities' price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable, the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

     The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.

     The Fund's ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities may be considered illiquid. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     Futures Contracts and Related Options. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

     Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

     Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Fund's activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Advisor reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

     The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedge position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

     Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

     The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Advisor and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

     The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Advisor to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Total Rate of Return Swap Transactions. Total rate of return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. The total rate of return of a published index or basket of bonds may exhibit substantial volatility. The total rate of return of an index in any given period may be positive or negative, and if it is negative and the Fund is receiving the total rate of return of that index in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, the index on which the swap is based may cease to be published, or unusual market conditions in the basket of bonds on which the swap is based may prevent the index total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the Fund to lose some of the anticipated benefit from the swap, or otherwise reduce the Fund's return.

Subordinated Securities

     The Fund may invest in subordinated certificates. Credit enhancement in the form of subordination provides for the issuance of a senior class of certificates which are generally rated at least AA/Aa by any of the Rating Agencies and one or more classes of subordinated certificates which bear ratings lower than the senior certificates or are non-rated. Holders of either the senior or the subordinated certificates will ordinarily be entitled to a pro-rata share of distributions of principal and interest. However, in the event that delinquencies and defaults on the underlying loans or leases cause a shortfall in the distributions to the senior certificates, distributions otherwise payable to the subordinated certificates will be distributed to the senior certificates to the extent required. The characteristics of the loans and other credit enhancement features will determine the size of the subordinated interest required to obtain the desired rating on the senior securities.

     To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, all or a portion of the principal could be lost; to the extent that such experience is more favorable than anticipated, the return on the subordinated certificates will be increased.

Non-Diversification

     As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. Nondiversification may present greater risks for the Fund than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50%" of the value of its total assets must be represented by cash items (including receivables), U.S. Government securities, regulated investment company securities and other securities, limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of any taxable year, not more than 25% in value of the Fund's total assets may be invested in securities (other than securities of regulated investment companies or U.S. Government Securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or business. The limitations described in this paragraph regarding qualification under the Code as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. See "Taxation."

Dividends and Distributions

     Subject to market conditions, the Fund will seek to provide its shareholders with a relatively stable level of dividends per share paid from net investment income. The Board of Directors may, in its sole discretion, change the Fund's current dividend policy in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments.

     Capital gains, if any, will be distributed at least annually. Shareholders may elect to participate in the Fund's dividend reinvestment plan. (See "Dividend Reinvestment Plan.") "Net investment income," as used above, includes all dividends, interest and other income earned by the Fund on its portfolio holdings, net of the Fund's expenses. Quarterly notices will be provided in accordance with Section 19(a) of the 1940 Act.

     The Fund will not be permitted to declare dividends or other distributions with respect to the Shares or purchase Shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

Portfolio Turnover

     The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% of the entire portfolio annually under normal market conditions. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, may be taxable as ordinary income. See "Portfolio Transactions and Brokerage."

Recent Developments

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of the financial markets could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares.

     Given the above-described investment risks inherent in the Fund, investment in Shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

                                              MANAGEMENT OF THE FUND

Board of Directors

     The management of the Fund, including general supervision of the duties performed by the Advisor, is the responsibility of the Board of Directors. The Directors and officers of the Fund, their addresses, their ages, their principal occupations for at least the past five years and other information are set forth below.

                               Position(s) Held with                                       Number of
                               Fund and Term of Office  Principal Occupation(s)            Portfolios in Fund
                               and Length of Time       During Past 5 Years and            Complex Overseen by
Name, Address                  Served____               Other   Directorships Held  by     Director
and Age  ____                                           Director___
---------------------          -----------------------  ------------------------------     --------------------
Clifford E. Lai*               Elected for Three Year   President (since November 1998)            5
c/o One Liberty Plaza          Term/Chairman and        of Hyperion Capital Management,
36th Floor, New York,          Director since           Inc. (March 1993-Present);
New York 10006-1404            November 2003.           President (since June 1997) of
                                                        Hyperion 2002 Term Trust, Inc.
Age 50                         President                and Hyperion 2005 Investment
                               Elected Annually since   Grade Opportunity Term Trust,
                               November 2003            Inc. (Senior Vice President from
                                                        April 1993 to June 1997);
                                                        President (since October 1995)
                                                        of The Hyperion Total Return
                                                        Fund, Inc.; Director and
                                                        Chairman of the Board (since
                                                        October 2000) of the Hyperion
                                                        High-Yield CMBS Fund, Inc.
                                                        Formerly, President (December
                                                        1999-October 2000) of the Lend
                                                        Lease Hyperion High-Yield CMBS
                                                        Fund, Inc.; Senior Vice
                                                        President (November
                                                        1998-December 1999) of the Lend
                                                        Lease Hyperion High-Yield
                                                        Commercial Mortgage Fund, Inc.;
                                                        Senior Vice President (September
                                                        1995-November 1998) of the
                                                        Equitable Real Estate Hyperion
                                                        High-Yield Commercial Mortgage
                                                        Fund, Inc.
----------

* "Interested person" as defined in the 1940 Act, because of affiliations with Hyperion Capital  Management,  Inc., the Fund's Advisor.

                                 Position(s) Held                                          Number of
                                 with Fund and Term     Principal Occupation(s)            Portfolios in Fund
                                 of Office              During Past 5 Years and            Complex Overseen
Name, Address                    and Length of Time     Other Directorships Held by        by Director
                                               -----                            ----       -----------
and Age                          Served                 Director

Leo M. Walsh, Jr.                Director, Chairman     Director and/or Trustee of                    5
c/o One Liberty Plaza,           of the Audit,          several investment companies (4)
36th Floor, New York, New York   Nominating and         advised by Hyperion Capital
10006-1404                       Compensation           Management, Inc. or by its
                                 Committees             affiliates (1989-Present).
Age 70                                                  Financial Consultant for Medco
                                 Elected for two year   Health Solutions Inc. (Formerly
                                 term since November    Merck-Medco Managed Care LLC.)
                                 2003                   (1994-Present).

Harald R. Hansen                 Director               Chief Executive Officer of First              2
c/o One Liberty Plaza,                                  Union National of Georgia in
36th Floor, New York, New York   Elected for one year   1987.  Chairman in 1989 and held
10006-1404                       term since November    position until he retired in
                                 2003                   1996.  Executive Vice President
Age 71                                                  in charge of the General Banking
                                                        Group of  First National Bank of
                                                        Georgia.  Director of Atlanta
                                                        Symphony, Midtown Alliance and
                                                        U.S. Disabled Athletes Fund.
                                                        Trustee and Vice Chairman of the
                                                        Board of Oglethorpe University;
                                                        President of the Board of
                                                        Trustees of Asheville School and
                                                        a Trustee of the Tull
                                                        Foundation.  Corporate Boards of
                                                        Magnet Communication Inc. and
                                                        Wachovia Corp.

John H. Dolan*                   Vice President         Chief Investment Strategist
c/o One Liberty Plaza,                                  (1998- Present) and Chief
36th Floor, New York, New York   Elected Annually       Investment Officer (since 2002)
10006-1404                       Since November 2003    and currently Managing Director
                                                        of Hyperion Capital Management,
Age 50                                                  Inc.  Formerly Managing Director
                                                        at Bankers Trust (1995-1997).

Michelle Russell-Dowe*           Vice President         Director and Portfolio Manager
c/o One Liberty Plaza                                   of Hyperion Capital Management,
36th Floor,  New York, New       Elected Annually       Inc. (April 1999- Present).
York 10006-1404                  Since November 2003    Formerly, Vice President of the
                                                        Residential Mortgage Backed
Age 32                                                  Securities Group of Duff &
                                                        Phelps Credit Rating Co. (March
                                                        1994 to April 1999).

Joseph Tropeano*                 Secretary              Vice President and Compliance
c/o One Liberty Plaza                                   Officer, Hyperion Capital
36th Floor,  New York, New       Elected Annually       Management, Inc. (1993-Present);
York 10006-1404                  Since November 2003    Secretary and Compliance Officer
                                                        of several investment companies
Age 42                                                  advised by Hyperion Capital
                                                        Management, Inc. (1994-Present);
                                                        Assistant Secretary and
                                                        Compliance Officer, AIG Hyperion
                                                        Inc. (1994-Present); Secretary
                                                        and Compliance Officer, Lend
                                                        Lease Hyperion Capital Advisors,
                                                        LLC (1995-Present).
----------

* "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act"), because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor and/or with the Fund.

Interested Person

     Mr. Lai serves as Chairman of the Board, President of the Fund and President and Director of the Advisor. As a result of his service with the Advisor, the Fund considers Mr. Lai to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Committees and Meetings

     The Fund has a standing Audit Committee currently consisting of Messrs. Walsh and Hansen, who are members of the Board of Directors and are currently non-interested persons of the Fund. Mr. Walsh currently serves as Chairman of the Audit Committee. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated costs of their audit and to receive and consider a report from the independent accountants concerning their conduct and the results of the audit, including any comments or recommendations they might want to make in that connection.

     The Fund has Nominating and Compensation Committees, which presently consist of Messrs. Walsh and Hansen. Mr. Walsh currently serves as Chairman of the Nominating and Compensation Committees. The function of the Nominating Committee is to recommend candidates for election to the Board as independent Directors. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Compensation Committee is to determine the compensation paid to the independent directors. The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Lai, Walsh and Hansen. The function of the Executive Committee is to approve dividends for the Fund when the full Board of Directors cannot meet.

Approval of Management Agreement

     The Board of Directors, including a majority of the Directors who are not interested persons of the Fund as defined in the 1940 Act (the "Disinterested Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement (the "Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters.

     The Agreements were approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors, at a meeting held on November ______, 2003. In determining whether to approve the Agreement, the Directors reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size (including the amount and nature of fees paid by shareholders); (2) the nature and quality of the services rendered by the Advisor (including the supervision of the Fund's third party service providers), (3) anticipated benefits derived by the Advisor from its relationship with the Fund, (4) the costs of providing services to the Fund and the economies of scale that the Advisor has received as a result of managing four other funds in the Fund's complex, and (5) the anticipated profitability of the Fund to the Advisor. They also considered that the Advisor agreed to pay all expenses (except interest expenses and any extraordinary expenses) exceeding 0.425% per share in the Fund's first and second fiscal years and 0.40% for all subsequent years.

     In considering the Agreement, the Board of Directors did not identify any single factor as controlling. Since the Board of Directors serve on the Boards of other funds in the Fund's complex, which are advised by the same Advisor, the Board of Directors are continually reviewing the Advisor's investment staff and portfolio management process. Based on their evaluation of all material factors discussed above and assisted by the advice of independent counsel, the Board of Directors, including the Disinterested Directors, concluded that the Agreement is fair and reasonable.

Director Ownership

     The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund as of November 12, 2003 and of all funds overseen by each Director in the Fund Complex as of December 31, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                                        Aggregate Dollar Range of Equity
                                                                       Securities in All Funds Overseen
                                                                       by Director or Nominee in Family
                                              Dollar Range of Equity   of Investment Companies______________
                                              Securities
                   Name of Director           in the Fund
                   Clifford E. Lai                     None                       Over $100,000
                   Leo M. Walsh, Jr.                   None                       Over $100,000
                   Harald R. Hansen                    None                           None

Principal Shareholders

     To the knowledge of the Fund, as of November __, 2003 no current director of the Fund owned 1% or more of the outstanding Shares, and the officers and Directors of the Fund owned, as a group, less than 1% of the Shares.

     Prior to the commencement of the Fund's public offering, 100% of the Fund's outstanding Shares were owned by the Advisor.

Compensation of Directors

                                                                                         Total Compensation
                                                    Pension or                           From Fund
                                                     Retirement        Estimated         and Fund
                                                    Benefits           Annual            Complex**
                               Aggregate             Accrued As         Benefits         Paid to
                                Compensation        Part of Fund       Upon              Directors*___
Name and Position                from Fund*           Expenses  *__    Retirement*
-----------------              ------------         ---------------    -----------
Clifford E. Lai                       None                None               None               None
Leo M. Walsh, Jr.                     $5000               None               None              $52,000
Harald R. Hansen                      $5000               None               None              $10,000
----------

* The information in this table is furnished for the period beginning August 1, 2003 and ending on July 31, 2004.

**   The Hyperion fund complex consists of five funds, including the Fund.

     The Board of Directors consists of 3 members, at least 50% of whom are not "interested persons" as defined in the 1940 Act. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding Shares may elect all of the Directors. The Fund will pay each Director not affiliated with the Advisor a fee of $5000 per year, together with annual out-of-pocket expenses relating to attendance at such meetings.

     The Fund's Articles of Incorporation limit the personal liability of Directors and officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person's office.

     In addition, the Fund's Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Under Maryland law, the Fund is entitled (and, if the Director or officer is successful on the merits or otherwise, obligated) to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is proved that (1) the act or omission of the Director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding. If, however, the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

     The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.

Advisor

     The Fund has engaged Hyperion Capital Management, Inc., to provide professional investment management for the Fund pursuant to a Management Agreement (the "Management Agreement") dated November _____, 2003. The Advisor is a Delaware corporation which was organized in February 1989. The Advisor is an SEC registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for overall management of the Fund's business affairs. As of September 30, 2003, the Advisor and its affiliate has $7.9 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the ABS and MBS markets.

     The Advisor is a subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM, L.L.C. ("LSR") owns 61.75% of HHI. LSR Hyperion Corp. is the managing member of LSR. Lewis S. Ranieri is the sole shareholder of LSR Hyperion Corp.

     Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Chairman of the Board of the Advisor. Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Clifford E. Lai, the President and Chairman of the Board of Directors of the Fund, is the President and a Director of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John H. Dolan is a Managing Director and Chief Investment Officer of the Advisor and Vice President of the Fund. Ms. Michelle Russell-Dowe is Director and Portfolio Manager of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, is a Managing Director, Chief Operating Officer and Controller of the Advisor. Mr.Joseph Tropeano, Secretary of the Fund, is Secretary, Director and Compliance Officer of the Advisor.

     The  Advisor  provides   advisory  services  to  several  other  registered
investment companies which invest in MBS. Its management includes several individuals with extensive experience in originating, evaluating and investing in MBS, RMBS and ABS, and in using hedging techniques. Lewis S. Ranieri was instrumental in the development of the secondary MBS market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and U.S. Government guaranteed areas. Clifford E. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation.

     Portfolio Management. Mr. John H. Dolan, managing director and chief investment officer of the Advisor, and Ms. Michelle Russell-Dowe, Director of the Advisor, will be primarily responsible for the day-to-day management of the Fund's portfolio.

Management Agreement

     On November ___, 2003, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the Directors who are not parties to the Management Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved the Management Agreement. The Management Agreement was approved by Hyperion Capital Management, Inc., the sole shareholder of the Fund. The Management Agreement will continue in effect for two years and then from year to year, but only so long as such year to year continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

     The Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

     The Management Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Management Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Management Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.40% per annum of the Fund's average weekly net assets (0.425% for the Fund's first two fiscal years), which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Shares. This monthly fee will include all expenses to be paid by the Fund, except interest expenses and extraordinary items.

Code of Ethics

     The Fund and the Advisor have adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes are on public file with and are available from the SEC.

     The codes of ethics can be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Administration and Subadministration

     The Management Agreement also provides that the Advisor will provide administrative services for the Fund. The Advisor will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. The Advisor's fee for these services is included in the monthly fee described above.

     The Fund and the Advisor have entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Subadministrator"). The Subadministrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Advisor will pay a monthly fee at an annual rate of at least $______________.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Shares will be computed based upon the value of the Fund's portfolio securities and other assets, less all liabilities. Net asset value per Share will be determined on the last business day of each month. The Fund calculates net asset value per Common Share by subtracting (i) the Fund's liabilities (including accrued expenses) and (ii) any dividends payable on the Shares, from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding.

     Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government securities are stated at the mean between the last reported bid and asked prices. The Fund will value MBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, market conventions regarding prepayment assumptions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. A determination of value by a pricing service to be used in calculating net asset value will be deemed to be determined at market value.

     Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some but not necessarily all of the general factors which may be considered in determining fair value include: (1) the fundamental analytical data relating to the investment; (2) the nature and duration of restrictions on disposition of the securities; and (3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence or merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities and to effect Hedging Transactions for the Fund, to select brokers and dealers to effect such transactions and to negotiate prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on stock and futures exchanges are effected through brokers who charge a commission for their services.

     The Advisor is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations for the Advisor in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order and the best net price. There are many instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Advisor absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Advisor is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, because it must be reviewed and assimilated by the Advisor and does not reduce the normal research activities of the Advisor in rendering investment advice under the Management Agreement. It is possible that the expenses of the Advisor could be materially increased if they attempted to purchase this type of information or generate it through their own staff.

     One or more of the other accounts which the Advisor may manage may own, from time to time, the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     Although the Management Agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100% excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Fund expenses, including dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

         REDEMPTIONS, DISCRETIONARY TENDER OFFERS AND REPURCHASE OFFERS

     No shareholder will have the right to require the Fund to redeem their shares. No public market exists for the Shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of Share repurchases by the Fund, as described below.

     The Board of Directors may elect to periodically redeem Shares of the Fund in the manner described herein or as it otherwise may be permitted under applicable laws. Commencing eighteen months after the date of the initial sale of the Fund's Shares and periodically thereafter, the Board of Directors of the Fund may elect to make discretionary repurchase offers to all Fund shareholders. Pursuant to a discretionary repurchase offer, the Fund will repurchase the Shares for cash at the net asset value including accrued income not yet declared as dividends determined on the repurchase pricing date and will pay the holders of the Fund's Shares by the repurchase payment deadline, unless the repurchase offer is suspended or postponed.

     Beginning eighteen months after the initial sale, the Fund's Board of Directors may consider at any time repurchases of Shares or a tender offer for cash at net asset value including accrued income not yet declared as dividends for all or a portion of the outstanding Shares. Under certain circumstances, it is possible that periodic purchases of or tender offers for the Fund's Shares may cause a deemed dividend distribution under the Code as defined herein to the remaining shareholders of the Fund. Each such tender offer is subject to approval by the Board of Directors. Subject to the Fund's fundamental policy with respect to leverage, the Fund may borrow to finance repurchases or tenders. See "Investment Policies" and "Investment Restrictions." Interest on any such borrowings will reduce the Fund's net income.

     Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor does not anticipate that repurchases and tenders should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate share repurchases and tenders.

     If a tender offer is made, it is the announced policy of the Board of Directors of the Fund, which may be changed by the Board of Directors, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Code;
(2) the Fund would not be able to borrow money or liquidate portfolio securities in an orderly manner to fund such purchases without creating a negative impact on the net asset value of the Fund to the detriment of non-tendering shareholders; or (3) there is, in the Board of Directors' judgment, (a) any material legal action or proceeding, instituted or threatened, challenging such transaction or otherwise materially adversely affecting the Fund, (b) a declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks generally in the United States or New York State,
(c) a material limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (d) the commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (e) any other events or conditions which would have a material adverse effect on the Fund or its shareholders if Shares were repurchased. The Board of Directors may modify these conditions in light of experience.

     Any tender offer made by the Fund will be at net asset value per share (including accrued income not yet declared as dividends) determined at the close of business on the day the offer ends, and will be made in such manner as may be determined by the Board of Directors in compliance with the Securities Exchange Act of 1934, the rules promulgated thereunder and other applicable laws and regulations. Shareholders will be notified of such tender offer by publication or mailing or both. As of the close of business each day during the offer, the Fund will calculate its net asset value and make its calculation available to shareholders at the telephone number specified in the offering statement. The Fund will purchase tendered Shares in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions of the tender offer as summarized above). Costs associated with the tender offer will be charged against capital.

     Tendered Shares that have been accepted and purchased by the Fund will be held in its treasury until reissued by the Board of Directors. Treasury shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's aggregate assets. If Treasury shares are retired, issued and outstanding Shares and capital in excess of par will be reduced.

                          CONVERSION TO OPEN-END STATUS

     The  Fund's  Board  of  Directors   may  elect  to  submit  to  the  Fund's
shareholders at any time a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its discretion to submit this proposal to shareholders, the Board of Directors would consider all factors then relevant, including the extent to which the Fund's capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of 75% of each class of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Shares will have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Shares. The method of determining the number of Shares to be distributed under the Plan is based on the net asset value of the Shares at the time the distribution is made.

     Participants in the Plan may not withdraw from the Plan. The Plan Agent maintains each shareholder's account in the Plan and furnishes at least quarterly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The Fund will not charge participants for reinvesting dividends or capital gain distributions through the plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commission charged with respect to Shares issued directly by the Fund.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxation--Federal Tax Treatment of Holders of Shares."

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 366, Boston, MA 02101.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon current provisions of the Internal Revenue Code, the Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Federal Income Tax Treatment of the Fund

     The Fund has elected and intends to qualify to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies (including, but not limited to, gains from options, futures and forward contracts), and (b) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Shares" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31st, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See "Risk Factors--Dividends and Distributions."

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends eligible for the corporate dividends received deduction and for the 15% maximum rate of tax for dividends received by individuals, subject to certain requirements, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. In addition, in the event the Fund fails to qualify for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to shareholders, until the asset coverage is restored. Such a suspension of distributions could prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

     The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to distribute all of its investment company taxable income to the investors.

     Certain  of the  Fund's  investments,  including  transactions  in  foreign currencies, forward contracts, interest rate swaps, options and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, or affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and will make the appropriate tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Federal Income Tax Treatment of Holders of Shares

     For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's investment company taxable income to shareholders will be taxable as ordinary income. It is expected that dividends received by corporate shareholders will not be eligible for the dividends received deduction, and dividends received by non-corporate shareholders will not be eligible for the 15% maximum rate of tax for dividends received by individuals, as the Fund's income is expected to come from sources other than dividends from domestic corporations. Distributions of net capital gains designated by the Fund as "capital gain dividends," if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends received deduction or for the 15% maximum rate of tax for dividends received by individuals. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date.

     Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.

     Any distribution by the Fund to a shareholder not made out of the Fund's current and accumulated earnings and profits will be treated as a return of capital to each shareholder, will reduce the basis of each Common Share with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the Common Share with respect to which it is distributed. Investors should carefully consider the tax implications of buying Shares just prior to a distribution, as the price of shares purchased at such time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

     After the close of each taxable year, the Fund will identify for its shareholders the portions of its distributions that are attributable to capital gains and to ordinary income.

     The Internal Revenue Code permits certain miscellaneous itemized deductions by individuals, including deductions of certain investment expenses, only to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Internal Revenue Code treats such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the regulated investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. There are no similar limitations which could apply to corporate shareholders.

     If the Fund suffers a net taxable loss in any taxable year, the holders of Shares will not be permitted to utilize that loss on their federal income tax returns.

     A shareholder will realize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as a long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares will be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisors to determine how to allocate the cost of shares for basis purposes.

     In general, federal withholding taxes at a 30% rate (or a lower rate established by treaty) will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders. In contrast, interest income from direct investment in the underlying assets of the Fund by such shareholders generally would not be subject to such federal withholding taxes. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in Shares.

     In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the 35% tax paid by the Fund.

Backup Withholding

     The Fund may be required to withhold for U.S. federal income taxes a percentage of all taxable distributions paid to shareholders who (i) fail to properly provide the Fund with their correct taxpayer identification number,
(ii) fail to make required certifications or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability.

     Generally, dividends paid to nonresident aliens or foreign partnerships, trusts or corporations that are subject to the 30% federal income tax withholding described above under "Federal Income Tax Treatment of Holders of Shares" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Shares, such shareholders must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.

Other Taxation

     The foregoing discussion is a general summary of a few of the current federal income tax laws regarding the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above- described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in the Shares and any proposed tax law changes.

                          DESCRIPTION OF CAPITAL STOCK

General

     The Fund has authorized capital of 50,000,000 Shares, par value $0.01 per Share and no shares of preferred stock. The Articles of Incorporation permit the Board of Directors to classify and reclassify any unissued Shares and to increase or decrease the authorized capital of the Fund.

Shares

     The Fund has no present intention of offering any additional Shares except through the offering outlined in this Memorandum and pursuant to the Dividend Reinvestment Plan. Other offerings of its Shares, if made, will require approval by the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities. The rights of Shares with respect to dividends and distributions are described under "Risk Factors--Dividends and Distributions." Each Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.

Voting

     On each matter submitted to a vote of the holders of the Shares, each holder shall be entitled to one vote for each Share owned. The Shares will have equal voting rights of one vote per Share and vote together as a single class.

Anti-Takeover Provisions of the Articles of Incorporation and By-Laws

     The Fund presently has provisions in its Articles of Incorporation and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     First, a Director may be removed from office only for cause by vote of at least 75% of the shares entitled to be voted in an election of such Director. Second, to authorize the Fund's conversion from a closed-end to an open-end investment company, (a) the affirmative vote of the holders of at least 75% of the shares entitled to vote on this matter and (b) the favorable vote of the majority of the total number of Directors of the Fund will be required. Third, the Board of Directors is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two year period. In addition, under the Articles of Incorporation, the Fund has elected to be subject to provisions of the Maryland General Corporation law that generally provide that certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, reclassification of securities or recapitalization and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder must be recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who will (or whose affiliate will) be a party to the Business Combination or by an affiliate or associate of the Interested Shareholder, unless certain value and other standards are satisfied or some other statutory exemption is available. The affirmative vote of at least 75% of the shares entitled to vote on the matter will be required to amend Articles of Incorporation to change any of the foregoing provisions.

     The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law (absent the elections described above) or under the 1940 Act, will make a change in the Fund's business or management more difficult and may have the effect of depriving holders of Shares of an opportunity to sell Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of holders of Shares.

                             APPLICATION FOR SHARES

     Both initial and additional applications for Fund Shares may be accepted from eligible investors at such times and on such terms as the Advisor may determine. The Fund may suspend the private offering of its Shares at any time or permit applications on a more frequent basis. The Fund reserves the right to reject any application for its Shares. Applications will generally be accepted on a monthly basis.

                        LIMITED TRANSFERABILITY OF SHARES

     The Fund does not intend to list its Shares on a stock exchange, and, therefore, it is not anticipated that a market for the Shares will develop. The transfer of any such Shares will be done at the then current net asset value of the Fund's Shares and may only be sold under an exemption from the registration requirements of the 1933 Act because the Fund's Shares have not been registered under the 1933 Act. The availability of such exemption is dependent, in part, upon the "investment intent" of each new investor and the suitability of such an investment.

     No person may become a substituted shareholder without the written consent of the Advisor, which consent may be withheld for any reason in its sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or
(ii) with the written consent of the Advisor, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

     Any transferee meeting the eligibility requirements that acquires Fund Shares by operation of law as the result of the death, dissolution, bankruptcy or incompetency or otherwise, will be entitled to the allocations and distributions allocable to the Shares so acquired. If such a transferee does not meet the shareholder eligibility requirements, the Fund reserves the right to redeem the transferee's Shares.

            CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND
                                    REGISTRAR

     The Fund's securities and cash will be held by State Street Bank and Trust Company, whose principal business address is Two Avenue de Lafayette, Boston, Massachusetts 02105, as custodian (the "Custodian") under a custodian contract. Under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.

     American Stock Transfer & Trust Company, whose principal business address is 6201 15th Avenue, Brooklyn, New York 11219, serves as dividend disbursing agent under the Plan and as transfer agent and registrar for the Shares.

                             REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.

                               FURTHER INFORMATION

     The Fund is subject to the informational requirements of the 1940 Act, and in accordance therewith will file reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, Washington, D.C. 20549 and the SEC's regional offices at The Woolworth Bldg., 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                              FINANCIAL STATEMENTS

     Schwartz & Hofflich LLP is the Fund's independent accountants, providing financial statements audit and tax return preparation services, including audit related reviews of various SEC filings. The address of Schwartz & Hofflich LLP is 37 North Avenue, Norwalk, Connecticut 06851. The Statement of Assets and Liabilities of the Fund as of November __, 2003 included in Appendix B to this Memorandum has been so included in reliance on the report of Schwartz & Hofflich LLP, given on the authority of the firm as experts in auditing and accounting.

                                                    APPENDIX A
                                          LONG-TERM ISSUER CREDIT RATINGS

Standard & Poor's describes classifications of bonds as follows:

     "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     "AA" Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

     "A" Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB" Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     "BB," "B," "CCC," "CC," "C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as vulnerable, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.

     Fitch IBCA describes classifications of bonds as follows:

     "AAA" ratings denote the highest credit quality and the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" ratings denote a very high credit quality and a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" ratings denote a high credit quality and a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" ratings indicate good credit quality and that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     "BB" ratings indicate speculative bonds and that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

     "B" ratings indicate highly speculative bonds and that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" ratings denote high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

Moody's Investors Service, Inc. describes classifications of bonds as follows:

     "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B
                              FINANCIAL STATEMENTS

                               PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS - The Statement of Assets and Liabilities as of November __, 2003 and the supporting notes have been included in the Registration Statement.

     Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)      EXHIBITS

     (A)  (1)   Articles of Incorporation dated November 4, 2003.

          (2)   Articles of Amendment dated November 7, 2003.

     (B)  By-Laws.

     (C)  Not applicable

     (D)  (1) Stock Certificate (To be filed by amendment.)

          (2)  Seed Capital Agreement (To be filed by amendment.)

     (E) Terms and Conditions of Dividend Reinvestment Plan. (To be filed by amendment.)

     (F)  Not applicable

     (G) (1) Form of Management Agreement between Registrant and Hyperion Capital Management, Inc.

          (2) Form of Fee Waiver Agreement.

     (H)  Not applicable

     (I)  Not applicable

     (J) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company (To be filed by amendment.)

     (k)  (1) Form of Registrar and Transfer Agent Agreement between  Registrant
          and  American   Stock  Transfer  &  Trust  Company  (To  be  filed  by
          amendment.)

          (2) Form of Subadministration Agreement between Hyperion Capital Management, Inc. and State Street Bank and Trust Company (To be filed by amendment.)

          (3) Subscription Agreement (To be filed by amendment.)

     (L)  Not applicable

     (M)  Not applicable

     (N)  Not applicable

     (O)  Not applicable

     (P)  Not applicable

     (Q)  Not applicable

     (R) (1) Code of Ethics for Hyperion Collateralized Securities Fund, Inc. (To be filed by amendment.)

          (2) Code of Ethics for Hyperion Capital Management, Inc. (To be filed by amendment.)


ITEM 25.   MARKETING ARRANGEMENTS

         Not applicable.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration
Statement:


Printing (other than stock certificates)           $ 9,000
Accounting fees and expenses                       $ 5,000
Legal fees and expenses                            $50,000
Miscellaneous                                      $ 7,500
                                                    -----------------
Total                                              $71,500
                                                   ==================


ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of November __, 2003)


TITLE OF CLASS                        NUMBER OF RECORD HOLDERS
--------------                        -------------
Common Stock                                  1


ITEM 29.  INDEMNIFICATION

     Under Registrant's Articles of Incorporation and By-Laws, the directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or director against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Charter of a Maryland Corporation may expand or limit the extent to which directors or officers may be personally liable to the Corporation or its shareholders for money damages in certain instances. The Registrant's Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Registrant shall be personally liable to the Registrant or its shareholders for money damages. The Registrant's Articles of Incorporation also provide that no amendment of the Registrant's Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the business of Hyperion Capital Management, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" and "THE ADVISER" in the Private Placement Memorandum.

     The information as to the Directors and officers of Hyperion Capital Management, Inc. set forth in Hyperion Capital Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on September 4, 2003 (File No. 801-49350) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Registrant:          Hyperion Collateralized Securities Fund, Inc.
                     One Liberty Plaza, 165 Broadway, 36th Floor
                     New York, New York   10006-1404

Investment Adviser:  Hyperion Capital Management, Inc.
                     One Liberty Plaza, 165 Broadway, 36th Floor
                     New York, New York   10006-1404

Transfer Agent for   American Stock Transfer & Trust Company, Inc.
Common Stock:        6201 15th Avenue
                     Brooklyn, New York  11219

Custodian and Fund   State Street Bank and Trust Company
Accounting Agent:    Two Avenue de Lafayette
                     Boston, Massachusetts  02105

ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

Not applicable.

                                 SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 13th day of November, 2003.

                                   HYPERION COLLATERALIZED SECURITIES FUND, INC.

                            By:    /s/ CLIFFORD E. LAI
                                   ------------------------------------------
                                   CLIFFORD E. LAI
                                   President

                               EXHIBIT INDEX



Exhibit No.                                 Description of Exhibit

(A)  (1)      Articles of Incorporation of Hyperion  Collateralized  Securities
              Fund, Inc.

     (2)      Articles of Amendment.

(B)           By-Laws.

(G)  (1)      Form of Management  Agreement between  Registrant and Hyperion
              Capital Management, Inc.

     (2)      Form of Fee Waiver Agreement.